 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 11, 2008

EXPRESS SCRIPTS, INC.
(Exact Name of Registrant as Specified in its Charter)

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DELAWARE	0-20199	43-1420563
(State or Other Jurisdiction of Incorporation or Organization	(Commission File Number)	(I.R.S. Employer Identification No.)

One Express Way, St. Louis, MO (Address of Principal Executive Offices)	63121 (Zip Code)

Registrant’s telephone number including area code: 314-996-0900

No change since last report
(Former Name or Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On November 11, 2008, Express Scripts, Inc. (the “Company”) issued a press release concerning a possible data security issue.   The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.  As a result of issues discussed in the attached press release, the Company expects to incur a non-recurring charge in the fourth quarter related to the on-going investigation, member communications and restoration services.

Item 9.01   Financial Statements and Exhibits

 (d)    The following Exhibits are furnished as part of this report on Form 8-K:

  Exhibit 99.1   Press Release, dated November 11, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EXPRESS SCRIPTS, INC. (Registrant)
Date: November 11, 2008	By: /s/ Thomas M. Boudreau Thomas M. Boudreau Executive Vice President, Law & Strategy